EXHIBIT 10.22

                             SECOND AMENDMENT TO THE
                           FLAG FINANCIAL CORPORATION
                       1994 DIRECTORS STOCK INCENTIVE PLAN
               (AS AMENDED AND RESTATED AS OF SEPTEMBER 18, 1997)

     THIS SECOND AMENDMENT is made as of October 25, 1999, by FLAG Financial Corporation, a Georgia corporation (the "Corporation").

     WHEREAS, the Corporation maintains the FLAG Financial Corporation 1994 Directors Stock Incentive Plan (as amended and restated as of September 18,
1997)  (the  "Plan");  and

     WHEREAS, the Corporation desires to amend the Plan to increase the number of shares reserved for issuance under the Plan to accommodate a grant of options to a new member of the Board of Directors.

     NOW,  THEREFORE  BE  IT  RESOLVED,  that  the Corporation does hereby amend
Article 4 of the Plan, effective as of the date first set forth above, by replacing the number "165,938" with "166,938" with respect to the aggregate number of shares reserved for issuance under the Plan.

     Except as specifically amended hereby, the remaining provisions of the Plan shall remain in full force and effect as prior to the adoption of this Second Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Second Amendment to be duly executed under seal on its behalf, effective as of the date first above written.


ATTEST/WITNESS:                    FLAG  FINANCIAL  CORPORATION


By:___________________________          By:_________________________________

Print  Name:__________________          Print  Name:________________________

                                        Print  Title:_______________________

                                        Date:_______________________________


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